Income Taxes - Summary of Components of Income Tax Expense (Benefit) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Tax Disclosure [Abstract]
Current, Federal	$ 12,910	$ 10,871	$ 10,201
Current, State	2,095	1,653	1,475
Current, Total	15,005	12,524	11,676
Deferred, Federal	(136)	1,028	526
Deferred, State	(28)	210	108
Deferred, Total	(164)	1,238	634
Federal	12,774	11,899	10,727
State	2,067	1,863	1,583
Total	$ 14,841	$ 13,762	$ 12,310